Exhibit 10(l)(x)

[*****] Indicates omitted information. This redacted information has been excluded because it is both (i) not material and (ii) of the type that the registrant treats as private and confidential.

THIS AMENDMENT NO. 7 TO RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated October 31, 2024 and made among ARROW EMEA FUNDING CORP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, as the SPV (the “SPV”), BNP PARIBAS (“BNPP”), a société anonyme incorporated under the laws of France, as the Administrative Agent (in such capacity, the “Administrative Agent”), and as Purchaser Agent for the BNP Purchaser Group (in such capacity, the “BNPP Purchaser Agent”), ING BELGIUM S.A./N.V., a public limited liability company (société anonyme/naamloze vennootschap) organised under the laws of Belgium, as Purchaser Agent for the ING Purchaser Group (the “ING Purchaser Agent”), U.S. BANK TRUSTEES LIMITED, a limited liability company incorporated under the laws of England and Wales, as the Security Trustee (the “Security Trustee”), ARROW ELECTRONICS (UK) LIMITED, a limited liability company incorporated under the laws of England and Wales, as Collection Account Trustee (“Arrow UK”), and ELAVON FINANCIAL SERVICES DAC, a designated activity company registered in Ireland, as the Paying Agent (the “Paying Agent”), and, solely for the purpose of Clause 4.2, ARROW ELECTRONICS, INC., a corporation organised under the laws of the State of New York, as the Parent (the “Parent”). Each Person above shall be a “Party” and together shall be the “Parties”.

WITNESSETH

WHEREAS, the SPV, the Administrative Agent, the BNPP Purchaser Agent, Matchpoint Finance PLC, the ING Purchaser Agent, Mont Blanc Capital Corp, Arrow UK, Arrow Central Europe GMBH (“Arrow Germany”), the Parent, Arrow Electronics FC B.V., the Security Trustee and the Paying Agent have entered into that certain Master Framework Agreement, dated as of January 27, 2020 (as amended from time to time up to the date of this Amendment, the “Master Framework Agreement”);

WHEREAS, the SPV, the Administrative Agent, the BNPP Purchaser Agent, Matchpoint Finance PLC, the ING Purchaser Agent, Mont Blanc Capital Corp, Arrow UK, Arrow Germany, the Security Trustee and the Paying Agent have entered into that certain Receivables Transfer Agreement, dated as of January 27, 2020 (as amended from time to time up to the date of this Amendment, the “Receivables Transfer Agreement”);

WHEREAS, Arrow Germany, Arrow UK and the Security Trustee have entered into that certain Dutch Account Security Agreement, dated as of December 23, 2021 (as amended from time to time up to the date of this Amendment, the “Dutch Security Agreement”);

WHEREAS, the Parties desire to amend the Receivables Transfer Agreement as provided herein and, to the extent applicable to such Party, provide a limited waiver; and

NOW THEREFORE, the Parties agree as follows.

THIS DEED WITNESSES that:

1.	Definitions and interpretation
1.1	Terms defined in the Receivables Transfer Agreement

Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Receivables Transfer Agreement or, if not defined therein, in the Master Framework Agreement.

1.2	Interpretation

The principles of interpretation set out in Clause 2.2 (Interpretation) of the Master Framework Agreement apply to this Amendment, mutatis mutandis, as if fully set forth herein.

2.	AmendmentS TO the RECEIVABLES TRANSFER Agreement

The Parties hereby agree that with effect from the Effective Date, Schedule 3 to the Receivables Transfer Agreement shall be amended in its entirety and replaced with Annex A attached hereto.

3.	EFFECTIVENESS
3.1	Effective Date

Subject to Clause 3.3 below, this Amendment shall become effective on the date hereof (the “Effective Date”), provided that the Administrative Agent shall have received a counterpart (or counterparts) of this Amendment executed and delivered by each of the Parties. All covenants, agreements, representations and warranties made herein and in the Receivables Transfer Agreement shall survive the execution and delivery of this Amendment and shall continue in full force and effect.

3.2	Status

This Amendment is designated as a Transaction Document.

3.3	Continuing effect; Further Assurances
(a)	On the Effective Date, and immediately following receipt of the items specified in Clause 3.1 above, the amendments and modifications to the Receivables Transfer Agreement shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to the modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be a part of the respective terms and conditions of the Receivables Transfer Agreement for any and all purposes.
(b)	Except as modified and expressly amended by this Amendment, the Receivables Transfer Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

(c)	Except for the limited purposes set forth in Clause 7 (Limited Waiver), nothing in this Amendment shall constitute an amendment, waiver, consent or release of any right or remedy of the Administrative Agent, any Purchaser or any other Secured Party under the Transaction Documents nor otherwise prejudice the right or remedy of the Administrative Agent, any Purchaser or any other Secured Party under any Transaction Document and each of the Administrative Agent, any Purchaser or any other Secured Party reserves any other right or remedy it may have now or subsequently under the Transaction Documents.
(d)	Arrow UK shall at the request of the Administrative Agent or the Security Trustee and at its own expense promptly (i) execute (in such form as the Administrative Agent or Security Trustee may reasonably require) any document and (ii) do any act or thing, in each case which the Administrative Agent or Security Trustee considers necessary or appropriate to preserve, perfect, protect or give effect to, the amendments contained in this Amendment, including, for the avoidance of doubt, delivering any Notice of Pledge (as defined below) to the relevant Collection Account Bank.
4.	CERTAIN Representations/Reaffirmations
4.1	The SPV and each Arrow Party that is a party hereto hereby represents and warrants to each of the other Parties that:
(a)	the representations and warranties made by it in the Receivables Transfer Agreement, as amended by this Amendment, and each of the other Transaction Documents to which it is a party are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the Effective Date unless such representations and warranties by their terms refer to an earlier date, in which case they were true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of such earlier date;
(b)	the execution and delivery by it of this Amendment and the performance of its obligations under this Amendment, the Receivables Transfer Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Transfer Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(c)	immediately before and after giving effect to this Amendment, no Early Amortisation Event, Potential Event of Default, Event of Default, Potential Servicer Default or Servicer Default has occurred and is continuing, except as expressly waived pursuant to Clause 7 (Limited Waiver).

4.2	By its signature below, the Parent hereby affirms, agrees and acknowledges, as of the Effective Date, that (a) all of the terms and conditions set forth in the Parent Undertaking Agreement and all of the covenants made by the Parent therein are hereby confirmed and ratified, and (b) all of its obligations under the Parent Undertaking Agreement shall continue and remain in full force and effect, notwithstanding the amendments set forth in Clause 2 (Amendments to the Receivables Transfer Agreement) of this Amendment, or the limited waiver set forth in Clause 7 (Limited Waiver).
5.	Confirmations

The SPV confirms to the Administrative Agent, each Purchaser Agent and each other Secured Party that:

(a)	its obligations under, and the Security granted by it in and pursuant to, the Security Documents are not discharged or otherwise affected by the amendments contained in or the other provisions of this Amendment and shall accordingly remain in full force and effect; and
(b)	the Secured Liabilities (as defined in each Security Document) shall after the Effective Date extend to the obligations of the SPV under the Receivables Transfer Agreement (as amended hereby) and under any other Transaction Documents.
6.	Miscellaneous
6.1	Costs and Expenses

The SPV shall promptly on demand pay (or cause to be paid) the Administrative Agent, each Purchaser and each other Secured Party the amount of all costs and expenses (including legal fees) incurred by any of them in connection with the negotiation, preparation, printing and execution of this Amendment and any other documents referred to in this Amendment. The SPV shall pay (or cause to be paid) all costs and expenses (including legal fees) referred to in the immediately preceding sentence and invoiced on or prior to the date hereof within thirty (30) days of the Effective Date.

6.2	Counterparts

This Amendment may be executed in any number of counterparts, and this has the same effect as if the signatures (and if applicable, seals) on the counterparts were on a single copy of this Amendment.  Delivery by electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart of this Amendment.

6.3	Third Party Rights

Except in respect of the Secured Parties not party to this Amendment, which Persons (including, for the avoidance of doubt, their respective successors and permitted assigns) are intended to have the benefit of (but shall not enforce other than via the Administrative Agent) this Amendment pursuant to the Contracts (Rights of Third Parties) Act 1999, a Person who is not a Party has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Amendment.

6.4	Notices

The provisions of Clause 4.1 (Notices) of the Master Framework Agreement shall apply to this Amendment as if set out in full again here, with such changes as are appropriate to fit this context.

6.5	GOVERNING LAW

This Amendment and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England.

6.6	Jurisdiction of the English Courts
(a)	The Parties agree that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Amendment (including Clause 6.5 (Governing Law) and this Clause 6.6), or the transactions contemplated hereby, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.
(b)	Each Party for itself irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 6.6(a) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Amendment, or the transactions contemplated hereby and agrees not to claim that any such court is not a convenient or appropriate forum.
6.7	Limited Recourse and No Proceedings
(a)	Limited Recourse to the SPV. Notwithstanding anything to the contrary contained in this Amendment, the obligations of the SPV under this Amendment are solely the corporate obligations of the SPV and shall be payable solely to the extent of funds available to the SPV to satisfy such obligation in accordance with the Priority of Payments and to the extent that such funds are insufficient, any undischarged claims shall be extinguished.
(b)	No Proceedings against the SPV. No party to this Amendment may, prior to the date which is two (2) years and one (1) day after the Final Payout Date, institute against, or join any other Person in instituting against, the SPV any proceeding of a type referred to in the definition of Event of Insolvency.
6.8	Binding Effect

This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided that the SPV may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Majority Purchasers.

6.9	Partial Invalidity

If, at any time, any provision of this Amendment is or becomes illegal, invalid or unenforceable in any respect under any Law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the Law of any other jurisdiction will in any way be affected or impaired.

6.10	Instruction to Security Trustee and Paying Agent

The Administrative Agent (at the direction of the Specified Purchasers, which each Specified Purchaser provides by entering into this Amendment) hereby instructs the Security Trustee and the Paying Agent (and instructs the SPV to instruct the Paying Agent, which the SPV does by entering into this Amendment) to execute and deliver this Amendment.

7.	LIMITED WAIVER.
7.1	Limited Waiver Regarding Certain Accounts of Arrow UK

Reference is hereby made to the (i) Receivables Transfer Agreement, (ii) English Receivables Sale Agreement, dated as of January 27, 2020 (as amended from time to time up to the date of this Amendment, the “English RSA”), by and between the SPV, as buyer, and Arrow UK, as seller and original servicer, and (iii) Dutch Security Agreement.

The following clauses (a) – (f) are collectively referred to herein as the “Subject Covenants”:

(a)	Pursuant to Clause 6.2(f) of the English RSA, Arrow UK shall, among other things, instruct all relevant Obligors to cause all Collections to be deposited directly to a Collection Account.
(b)	Pursuant to Clause 6.2(g) of the English RSA, Arrow UK shall, among other things, hold all Collections received by it from time to time on trust for the benefit of the SPV and deposit such Collections immediately to a Collection Account or an SPV Account (unless those Collections have already been paid into a Collection Account or an SPV Account).
(c)	Pursuant to Clause 6.2(h) of the English RSA, Arrow UK shall, among other things, procure that each Collection Account shall at all times be subject to an Account Agreement.
(d)	Pursuant to Clause 6.3(e) of the English RSA, Arrow UK shall not, among other things, add any bank as an Account Bank or any account as an Account to or from those listed in schedule 3 (Accounts) to the Receivables Transfer Agreement unless (i) the SPV and the Administrative Agent have received written notice of such addition at least thirty (30) days prior thereto, (ii) the SPV and the Administrative Agent (acting on the instructions of the Majority

Purchasers) have consented to each new Account Bank (in each case, where applicable, and provided that such consent or instructions are not unreasonably withheld or delayed), (iii) the Security Trustee has received a duly executed Account Agreement with respect to each new Account, where applicable, and (iv) the Administrative Agent and each Purchaser Agent have received an updated Schedule 3 (Accounts) to the Receivables Transfer Agreement along with a certification from Arrow UK that all conditions to add such Account and/or Account Bank under the Transaction Documents have been satisfied.
(e)	Pursuant to Clause 2.2.1 of the Dutch Security Agreement, Arrow UK shall, on the date a person becomes an Account Bank (as defined in the Dutch Security Agreement), deliver (with a copy to the Administrative Agent and the Security Trustee) a duly executed Notice of Pledge (each, a “Notice of Pledge”) to such Account Bank.
(f)	Pursuant to Clause 2.2.2 of the Dutch Security Agreement, with respect to any Notice of Pledge, Arrow UK shall ensure that such Account Bank (as defined in the Dutch Security Agreement) acknowledges such Notice of Pledge by providing a duly executed Acknowledgement of Notice of Pledge (each, an “Acknowledgement of Pledge”) to Arrow UK and Arrow UK shall deliver such Acknowledgement of Pledge to the Administrative Agent and the Security Trustee no later than two (2) Business Days from the date Arrow UK delivers such Notice of Pledge to such Account Bank.

Pursuant to Clause 6.1(c) of the Receivables Transfer Agreement, an Early Amortisation Event will occur if any Arrow Party shall fail to perform or observe any term, covenant, agreement or other term contained in (i) any Specified Covenant Clause, or (ii) any Transaction Document (other than as addressed in Clauses 6.1(a) and 6.1(c)(i) (Early Amortisation Events) of the Receivables Transfer Agreement) and such failure in the case of Clause 6.1(c)(ii) of the Receivables Transfer Agreement has continued for twenty (20) days after such Person obtained knowledge or received notice thereof.

Each of the SPV, the Administrative Agent, the BNPP Purchaser Agent, the ING Purchaser Agent, the Security Trustee and the Paying Agent agrees and acknowledges that (i) on March 23, 2023 (the “Initial Breach Date”), Arrow UK opened two (2) accounts in the Netherlands with (a) [*****], and (b) [*****] (collectively, the “Dutch Accounts”) into which Collections have been deposited since June 9, 2023 and continue to be deposited and for which the amount of Collections in such accounts for any month did not and will not, in the aggregate, exceed $30,000,000, (ii) prior to the date hereof, the Dutch Accounts were not a Collection Account or an SPV Account, (iii) the Administrative Agent and Security Trustee have not received a copy of the Notice of Pledge with respect to the Dutch Accounts, and (iv) the Administrative Agent and Security Trustee have not received a copy of the Acknowledgement of Pledge with respect to the Dutch Accounts, in each case, constituting a failure to comply with one or more of the Subject Covenants and triggering an Early Amortisation Event (collectively, the “Specified Breaches”).

Pursuant to Clause 12.1 of the Receivables Transfer Agreement, each of the SPV, the Administrative Agent, the Security Trustee, the Paying Agent and each Majority Purchaser party hereto hereby waives, on a limited basis, (i) the occurrence of the

Specified Breaches, (ii) any failure to give notice of the Specified Breaches, (iii) any false representation, warranty, certification or statement regarding any Account, Account Bank or the absence of an Early Amortisation Event or Event of Default, solely to the extent that such falsity arose from the Specified Breaches, (iv) any failure of the SPV, any Servicer or any Originator under the Transaction Documents to comply with a covenant or obligation with respect to any Account or Account Bank, solely to the extent that such failure arose from the Specified Breaches, and (v) with respect to any Investment, the failure to satisfy any condition pursuant to Clause 4.2 of the Receivables Transfer Agreement, solely to the extent that such failure arose from the Specified Breaches (such events, the “Resulting Events”), in each case, solely to the extent occurring during the period of time from the Initial Breach Date, to and including the Effective Date (the “Waiver Period”).

For the avoidance of doubt, the limited waiver granted hereunder shall not apply to any period of time other than the Waiver Period. The waiver set forth in the immediately preceding paragraph is a one-time waiver and is limited to its express terms. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Security Trustee, the Paying Agent, any Purchaser Agent or any Purchaser, nor constitute a waiver of any provision of the Receivables Transfer Agreement or any other Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith except to the limited extent specifically set forth herein.  Additionally, nothing contained in this Amendment shall be construed to modify or in any way amend (i) Clause 6.2(f), Clause 6.2(g), Clause 6.2(h) or Clause 6.3(e) of the English RSA, (ii) Clause 2.2.1 or Clause 2.2.2 of the Dutch Security Agreement, (iii) Clause 6.1(c) of the Receivables Transfer Agreement, or (iv) any other provision of the Receivables Transfer Agreement, the English RSA, the Dutch Security Agreement or any other Transaction Document, other than as expressly set forth in Clause 2 (Amendments to the Receivables Transfer Agreement).

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been executed as a deed by the parties hereto on the date first above written.

ARROW EMEA FUNDING CORP B.V., as the SPV By: Intertrust Management B.V., as Managing Director

By:	/s/ K. Adamovich
Name: K. Adamovich Title: Managing Director

By:	/s/ B.J.C. Paulusma
Name: B.J.C. Paulusma Title: Proxyholder

EXECUTED as a deed by Bradley Windbigler,)

duly authorised for and on behalf)
of ARROW ELECTRONICS (UK))

LIMITED)

EXECUTED as a deed by Matthew Senko,)

duly authorised for and on behalf)
of ARROW ELECTRONICS (UK))

LIMITED)

Administrative Agent and Purchaser Agent for the BNPP Purchaser Group

Executed as a deed by BNP Paribas, a company incorporated in France, acting by Emilie Astier and Eric Lefol who, in accordance with the laws of that territory, are acting under the authority of that company.

Signature in the name of the company:                             BNP Paribas

Signature of /s/ Emilie Astier:

Signature of /s/ Eric Lefol:

Purchaser Agent for the ING Purchaser Group

ING Belgium S.A./N.V.

By:	/s/ Ellen Aelvoet
Name: Ellen Aelvoet Title: Managing Director

By:	/s/ Hans De Munck
Name: Hans De Munck Title: Managing Director

U.S. BANK TRUSTEES LIMITED, as the Security Trustee

By:	/s/ James Preuss
Name: James Preuss Title: Authorised Signatory
By:	/s/ John Collins
Name: John Collins Title: Authorised Signatory

ELAVON FINANCIAL SERVICES DAC, as the Paying Agent

By:	/s/ James Preuss
Name: James Preuss Title: Authorised Signatory
By:	/s/ John Collins
Name: John Collins Title: Authorised Signatory

Br
SOLELY WITH RESPECT TO CLAUSE 4.2: ARROW ELECTRONICS, INC., as the Parent

By:	/s/ Bradley Windbigler
Name: Bradley Windbigler Title: Vice President, Treasurer

By:	/s/ Matthew Senko
Name: Matthew Senko Title: VP, Legal Affairs and Assistant Secretary

ANNEX A to Amendment No. 7 to Receivables Transfer Agreement

SCHEDULE 3
ACCOUNTS

COLLECTION ACCOUNTS

Arrow Electronics (UK) Limited

[*****]

Arrow Central Europe GmbH

[*****]

SPV ACCOUNTS

[*****]